UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, 3rd Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

As previously disclosed, Iconix Brand Group, Inc. (the “Company”) received a formal order of investigation from the staff of the United States Securities and Exchange Commission (the “SEC”) in December 2015. The Company continues to cooperate fully with the SEC regarding this matter. The Company has also recently been contacted by the U.S. Attorney’s office for the Southern District of New York (the “SDNY”) regarding this matter. The Company intends to cooperate fully with the SDNY regarding this matter. It is not possible to predict the outcome of these inquiries or their impact on the Company, if any, at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:	/s/ Jeffrey Wood
	Name:	Jeffrey Wood
	Title:	Interim Chief Financial Officer

Date: December 10, 2018